Exhibit 99.3

OPPENHEIMER

Project Speed – Updated Operating Plan Analysis

July 12, 2023

Strictly Confidential
Subject to FRE 408
Draft- Subject to Material Revision

STRICTLY PRIVATE AND CONFIDENTIAL

Strictly Confidential
Subject to FRE 408
Draft- Subject to Material Revision

OPPENHEIMER

2023 - 2024 Updated Operating Analysis (Upside Case)

Upside Case reflects continuous improvement and growth in H2 2023 and fiscal 2024

- Ayman Moussa, a successful West Coast auto dealer, joined Shift as CEO on June 9, 2023 and has worked to accelerate the Company's revenue enhancement and cost reduction plans through:
  - Immediate ramp in units sold, with increased inventory acquisition and improved sales conversion
  - Higher GPU due to new leadership; major initiatives including transforming wholesale operation into a profit center and significant growth in F&I from improved training, revised compensation structures and addition of new products
  - Selling costs as a percentage of revenue significantly decline with the implementation of major organizational restructurings and improved processes
  - Assumes fundraise of $10 million in Q3'23 and incremental $10 million in Q1'24 to continue funding the business through 2024 and beyond
  - Reach EBITDA profitability in Q2'24 and positive cash flow by Q4'24
  - One-time professional fees included in H2 2023 related to the restructuring plan
- This scenario results in improved cash flow, but incremental capital raises will be necessary to fund the growth of the business
- Risks to achieving the upside case include:
  - Recession, leading to lower unit sales
  - Loss of access to or materially tighter terms on Ally Floor Plan financing due to leverage
  - Cash savings take longer to materialize than expected

Source: Company provided forecast.

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D r a f t - S u b j e c t S t r i c t l y C o n f i d e n t i a l S u b j e c t t o F R E 4 0 8 t o M a t e r i a l R e v i s i o n 2023 Operating Analysis (Upside Case) 2023 Monthly Updated Operating Analysis (Upside Case) ($ in Thousands) Jul - 23 Aug - 23 Sep - 23 Oct - 23 Nov - 23 Dec - 23 2023 Retail Units 650 824 858 959 1,053 1,162 9,815 Wholesale Units 65 99 137 192 211 232 1,393 Revenue $ 14,820 $ 19,199 $ 20,678 $ 23,975 $ 26,430 $ 29,282 $ 235,664 Omni GPU 1,725 2,101 2,496 3,220 3,670 3,870 GP$ 1,122 1,732 2,142 3,088 3,865 4,497 22,982 Selling 2,007 1,931 1,909 1,952 1,857 1,816 27,494 Marketing 820 600 500 500 527 581 11,089 G&A 3,206 2,406 2,306 2,306 2,306 2,306 42,441 SG&A 6,034 4,937 4,715 4,758 4,690 4,704 81,024 EBITDA $ (4,912) $ (3,205) $ (2,573) $ (1,670) $ (825) $ (207) $ (58,042) Cash BOP $ 33,278 $ 24,039 $ 19,064 $ 21,325 $ 15,258 $ 12,813 $ 109,831 EBITDA (4,912) (3,205) (2,573) (1,670) (825) (207) (58,210) CapEx (Tech) (374) (193) (193) (193) (193) (193) (4,839) Inventory (5,460) (1,932) (2,247) (2,604) (1,029) (1,428) 3,655 Working Capital (2,000) - 1,500 (1,000) - 1,000 (13,224) Bonus 275 175 (665) 175 (358) 175 (1,784) Ongoing Leases (400) (400) (350) (300) (250) (200) (5,908) Interest on Floor Plan (143) (172) (184) (199) (209) (216) (6,128) Flooring 5,556 1,352 1,573 1,823 720 1,000 1,630 Capital Raise - - 10,000 - - - 10,000 Other (1,780) (600) (4,600) (2,100) (300) (300) (22,579) Cash EOP $ 24,039 $ 19,064 $ 21,325 $ 15,258 $ 12,813 $ 12,444 $ 12,444 Cash Gain/(Use) (9,239) (4,975) 2,261 (6,068) (2,444) (369) (97,387) Source: Company provided forecast. 3

D r a f t - S u b j e c t S t r i c t l y C o n f i d e n t i a l S u b j e c t t o F R E 4 0 8 t o M a t e r i a l R e v i s i o n 2023 - 2024 Quarterly Updated Operating Analysis (Upside Case) ($ in Thousands) Q1'24 Q2'24 Q3'24 Q4'24 2024 Retail Units 3,809 4,571 5,485 6,582 20,446 Wholesale Units 762 1,143 1,645 1,974 5,524 Revenue $ 88,745 $ 109,922 $ 136,020 $ 180,994 515,681 Omni GPU 3,800 4,000 4,000 4,000 3,950 GP$ 14,473 18,511 23,584 29,617 86,186 Selling 5,713 6,856 8,227 9,872 30,668 Marketing 1,904 2,285 2,742 3,291 10,223 G&A 7,127 7,127 7,127 7,127 28,507 SG&A 14,744 16,268 18,096 20,290 69,399 EBITDA $ (271) $ 2,243 $ 5,488 $ 9,327 $ 16,787 Cash BOP $ 12,444 $ 17,485 $ 14,262 $ 13,311 $ 12,444 EBITDA (271) 2,243 5,488 9,327 16,787 CapEx (Tech) (578) (578) (578) (578) (2,312) Working Capital (3,835) (4,544) (5,430) (5,430) (19,238) Ongoing Leases - - - - - Interest on Floor Plan (276) (345) (431) (517) (1,568) Capital Raise 10,000 - - - 10,000 Other - - - - - Cash EOP $ 17,485 $ 14,262 $ 13,311 $ 16,114 $ 16,114 2023 – 2024 Operating Analysis (Upside Case) Cash Gain/(Use) 5,041 (3,223) (951) 2,803 3,669 Source: Company provided forecast. 4

Strictly Confidential
Subject to FRE 408
Draft- Subject to Material Revision

OPPENHEIMER

DISCLAIMER

THIS DOCUMENT IS FOR DISCUSSION PURPOSES ONLY AND DOES NOT CONSTITUTE ADVICE OF ANY KIND, INCLUDING TAX, ACCOUNTING, LEGAL OR REGULATORY ADVICE, AND OPPENHEIMER & CO. INC. IS NOT AND DOES NOT HOLD ITSELF OUT TO BE AN ADVISOR AS TO TAX, ACCOUNTING, LEGAL OR REGULATORY MATTERS.

THIS DOCUMENT WAS PREPARED ON A CONFIDENTIAL BASIS SOLELY FOR DISCUSSION BY THE COMPANY AND OPPENHEIMER & CO. INC. AND NOT WITH A VIEW TOWARD PUBLIC DISCLOSURE. THIS DOCUMENT SHALL BE TREATED AS CONFIDENTIAL BY ITS RECIPIENTS.

THE INFORMATION CONTAINED HEREIN WAS OBTAINED FROM THE COMPANY AND PUBLIC SOURCES AND WAS RELIED UPON BY OPPENHEIMER & CO. INC. WITHOUT ASSUMING RESPONSIBILITY FOR INDEPENDENT VERIFICATION AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. ANY ESTIMATES AND PROJECTIONS FOR THE COMPANY CONTAINED HEREIN HAVE BEEN SUPPLIED BY THE MANAGEMENT OF THE COMPANY OR ARE PUBLICLY AVAILABLE, AND INVOLVE NUMEROUS AND SIGNIFICANT SUBJECTIVE DETERMINATIONS, WHICH MAY NOT BE CORRECT. NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IS MADE AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION AND NOTHING CONTAINED HEREIN IS, OR SHALL BE RELIED UPON AS, A REPRESENTATION OR WARRANTY, WHETHER AS TO THE PAST OR THE FUTURE.

THE INFORMATION CONTAINED HEREIN WAS DESIGNED FOR USE BY SPECIFIC PERSONS FAMILIAR WITH THE BUSINESS AND AFFAIRS OF THE COMPANY AND OPPENHEIMER & CO. INC. ASSUMES NO OBLIGATION TO UPDATE OR OTHERWISE REVISE THESE MATERIALS.

OPPENHEIMER & CO. INC.'S RESEARCH DEPARTMENT IS REQUIRED TO BE INDEPENDENT FROM ITS INVESTMENT BANKING DEPARTMENT, AND ITS RESEARCH ANALYSTS MAY HOLD AND MAKE STATEMENTS OR INVESTMENT RECOMMENDATIONS WITH RESPECT TO THE COMPANY AND/OR ANY OFFERING CONDUCTED BY THE COMPANY THAT DIFFER FROM THE VIEWS OF ITS INVESTMENT BANKERS. FURTHER, PURSUANT TO APPLICABLE LAW OPPENHEIMER & CO. INC. IS (AMONG OTHER THINGS) PRECLUDED FROM OFFERING FAVORABLE RESEARCH, A SPECIFIC RATING OR A SPECIFIC PRICE TARGET, OR THREATEN TO CHANGE RESEARCH, A RATING OR A PRICE TARGET, TO THE COMPANY AS CONSIDERATION OR INDUCEMENT FOR THE RECEIPT OF BUSINESS OR COMPENSATION.

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Strictly Confidential
Subject to FRE 408
Draft- Subject to Material Revision

OPPENHEIMER

FORWARD LOOKING STATEMENTS

THIS DOCUMENT INCLUDES "FORWARD LOOKING STATEMENTS" WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF WORDS SUCH AS "FORECAST," "INTEND," "SEEK," "TARGET," "ANTICIPATE," "BELIEVE," "EXPECT," "ESTIMATE," "PLAN," "OUTLOOK," AND "PROJECT" AND OTHER SIMILAR EXPRESSIONS THAT PREDICT OR INDICATE FUTURE EVENTS OR TRENDS OR THAT ARE NOT STATEMENTS OF HISTORICAL MATTERS. SUCH FORWARD LOOKING STATEMENTS INCLUDE ESTIMATED FINANCIAL INFORMATION. SUCH FORWARD LOOKING STATEMENTS WITH RESPECT TO REVENUES, EARNINGS, PERFORMANCE, STRATEGIES, PROSPECTS AND OTHER ASPECTS OF SHIFT'S BUSINESS ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES. A NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) SHIFT'S ABILITY TO GROW AND MANAGE GROWTH PROFITABLY, MAINTAIN RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS AND RETAIN ITS MANAGEMENT AND KEY EMPLOYEES; (2) CHANGES IN APPLICABLE LAWS OR REGULATIONS; (3) THE POSSIBILITY THAT SHIFT MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS; (4) THE OPERATIONAL AND FINANCIAL OUTLOOK OF SHIFT; (5) THE ABILITY FOR SHIFT TO EXECUTE ITS STRATEGY; (6) SHIFT'S ABILITY TO PURCHASE SUFFICIENT QUANTITIES OF VEHICLES AT ATTRACTIVE PRICES; (7) LEGISLATIVE, REGULATORY AND ECONOMIC DEVELOPMENTS AND (8) OTHER RISKS AND UNCERTAINTIES INDICATED FROM TIME TO TIME IN OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC BY SHIFT. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. SHIFT UNDERTAKES NO COMMITMENT TO UPDATE OR REVISE THE FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED BY LAW.

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